                                                                   EXHIBIT 99.22

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

HAS PIGGY BACK  OR SILENT SECONDS

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
PIGGY BACK AND SILENT SE     LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
------------------------   ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
N                             9,625   1,552,542,026.05     66.67     7.01  331   637   62.08   83.04  83.04   92.66   41.19  39.21
Y                             3,268     776,008,113.44     33.33     6.14  356   667   50.56   79.56  98.63   97.79    6.98  40.52
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

CURRENT BALANCE

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
   CURRENT BALANCE           LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
   ---------------         ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
$50,000 or less               1,785      60,291,311.59      2.59    10.38  193   652   58.48   96.63  96.83   94.73   94.06  39.68
$50,001 to $100,000           2,611     195,263,511.52      8.39     8.51  272   641   61.32   87.92  90.82   92.30   62.52  38.77
$100,001 to $150,000          2,266     283,363,524.76     12.17     7.21  326   635   65.48   82.67  88.05   92.82   39.02  38.77
$150,001 to $200,000          1,746     306,457,260.55     13.16     6.66  347   637   61.64   80.24  85.92   92.93   30.75  39.99
$200,001 to $250,000          1,288     289,318,007.38     12.42     6.42  353   639   58.46   79.95  86.18   94.48   24.42  40.27
$250,001 to $300,000          1,030     283,055,264.26     12.16     6.30  354   648   55.85   80.43  87.58   94.43   21.12  40.50
$300,001 to $350,000            689     223,594,979.42      9.60     6.30  355   647   54.26   81.49  87.73   95.42   21.36  40.74
$350,001 to $400,000            496     185,685,961.06      7.97     6.23  354   655   52.38   80.96  88.23   95.20   20.08  40.27
$400,001 to $450,000            302     128,272,384.68      5.51     6.31  355   658   58.35   82.55  88.57   94.38   21.12  40.35
$450,001 to $500,000            272     129,880,362.98      5.58     6.15  355   658   51.71   80.11  88.69   96.33   19.11  38.33
$500,001 to $550,000            150      78,987,901.84      3.39     5.97  356   664   54.85   79.56  88.31   96.00   16.09  39.44
$550,001 to $600,000            118      67,986,064.69      2.92     5.98  356   656   60.34   81.52  90.67   95.86   16.17  37.88
$600,001 to $650,000             51      32,111,066.12      1.38     6.07  356   667   50.93   80.40  87.01   98.09   27.39  37.03
$650,001 to $700,000             40      27,053,478.02      1.16     6.08  356   662   62.54   79.34  87.81   97.56   22.65  37.68
$700,001 to $750,000             30      21,868,616.99      0.94     5.94  356   683   52.80   80.38  88.82  100.00    6.52  35.19
$750,001 to $800,000             12       9,353,488.26      0.40     5.83  356   661   58.14   80.55  92.51   91.60       -  37.01
$800,001 to $850,000              4       3,350,134.12      0.14     6.35  355   663   49.77   73.98  73.66  100.00   25.27  42.47
$850,001 to $900,000              3       2,656,821.25      0.11     5.70  356   694  100.00   76.40  75.86  100.00   66.68  39.04
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

MORTGAGE RATE

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
 MORTGAGE RATE               LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
 -------------             ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
5.500% or less                1,245     356,771,746.79     15.32     5.18  353   683   72.78   78.12  88.82   96.43    7.69  38.74
5.501% to 6.000%              1,894     486,593,363.84     20.90     5.86  353   662   61.03   78.44  85.47   95.92   27.67  39.29
6.001% to 6.500%              2,045     477,026,205.37     20.49     6.33  353   648   54.86   79.87  86.46   94.25   31.92  40.13
6.501% to 7.000%              1,907     398,291,288.12     17.10     6.82  354   632   51.69   82.36  88.16   93.14   26.43  39.98
7.001% to 7.500%                992     186,891,569.11      8.03     7.32  353   616   50.55   82.52  87.91   91.46   20.20  39.12
7.501% to 8.000%                891     144,481,879.60      6.20     7.80  352   600   56.47   83.64  86.98   90.79   19.09  40.08
8.001% to 8.500%                578      66,943,999.35      2.87     8.32  317   611   68.93   86.85  88.69   88.42   39.38  39.08
8.501% to 9.000%                534      45,724,137.82      1.96     8.82  281   624   68.95   91.02  91.92   92.54   58.56  39.57
9.001% to 9.500%                357      25,181,687.38      1.08     9.38  234   638   74.47   94.73  95.39   97.54   75.73  40.82
9.501% to 10.000%               532      37,107,710.29      1.59     9.88  196   659   50.73   97.32  97.30   97.54   92.45  39.84
10.001% to 10.500%              372      22,357,157.20      0.96    10.41  185   649   45.03   98.32  98.27   97.43   95.06  40.48
10.501% to 11.000%              851      53,736,017.62      2.31    10.86  176   650   35.66   98.97  98.92   99.13   99.56  41.50
11.001% to 11.500%              128       4,490,350.02      0.19    11.31  176   644   42.90   99.51  99.46   98.28  100.00  41.41
11.501% to 12.000%              182       7,774,747.53      0.33    11.95  177   638   48.50   98.75  98.72   98.22  100.00  42.08
12.001% to 12.500%              104       4,835,579.44      0.21    12.35  175   666   24.33   99.61  99.56   97.52  100.00  41.02
12.501% to 13.000%              275      10,121,499.24      0.43    12.86  176   634   44.20   99.73  99.70   96.28  100.00  41.17
13.001% to 13.500%                4         110,094.87         -    13.15  175   632   58.46  100.00  99.93   76.40  100.00  41.59
13.501% to 14.000%                2         111,105.90         -    13.79  176   678       -  100.00  99.98   35.61  100.00  41.92
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

FICO SCORE

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
FICO SCORE                   LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
----------                 ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
NA                                6       1,378,460.24      0.06     6.36  355     0   57.46   75.71  75.28  100.00   47.03  38.16
476 to 500                       11       1,693,520.38      0.07     7.61  355   500   65.02   72.91  72.65  100.00    7.86  40.82
501 to 525                      342      56,700,532.75      2.44     7.77  353   514   80.31   76.64  76.82   98.30   14.32  40.20
526 to 550                      442      77,639,164.47      3.33     7.47  352   539   74.96   77.69  77.65   98.82   14.66  39.79
551 to 575                      758     137,609,320.15      5.91     7.09  352   563   74.55   81.59  81.65   97.26   18.13  40.11
576 to 600                    1,354     222,157,964.91      9.54     7.08  344   589   72.85   81.14  85.08   96.41   25.78  39.57
601 to 625                    1,907     334,290,588.91     14.36     6.79  340   614   67.51   82.25  87.71   96.35   29.65  40.14
626 to 650                    2,468     436,925,804.59     18.76     6.73  336   638   50.47   82.58  89.95   95.81   29.46  39.91
651 to 675                    2,026     368,340,668.12     15.82     6.61  336   663   50.86   82.87  89.99   93.47   34.01  39.75
676 to 700                    1,445     269,106,289.41     11.56     6.56  334   687   47.23   83.33  92.09   92.75   30.12  40.12
701 to 725                      891     177,935,167.97      7.64     6.31  336   712   51.89   82.61  90.86   90.34   34.63  38.85
726 to 750                      588     110,033,083.19      4.73     6.27  333   738   52.60   81.83  90.46   91.20   37.74  39.71
751 to 775                      451      89,790,565.80      3.86     6.19  336   762   51.97   79.80  87.83   87.34   37.77  37.88
776 to 800                      182      39,499,948.80      1.70     6.06  337   785   64.21   75.97  82.96   88.38   43.06  33.76
801 to 825                       22       5,449,059.80      0.23     5.98  341   806   59.83   75.86  80.96   89.29   51.95  37.38
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

LIEN POSITION

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
 LIEN POSITION               LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
 -------------             ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
1st Lien                      9,712   2,144,043,889.15     92.08     6.41  353   645   58.91   80.38  87.08   94.07   23.75  39.58
2nd Lien                      3,181     184,506,250.34      7.92    10.32  176   666   50.42   99.29  99.29   97.90  100.00  40.44
                             ------   ----------------    ------    -----  ---   ---   -----   -----  -----   -----  ------  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------    -----  ---   ---   -----   -----  -----   -----  ------  -----

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER OF                    PERCENT OF                     FULL
     ORIGINAL              MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
LOAN-TO-VALUE RATIOS         LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
--------------------       ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
50.00% or less                  244      37,559,621.70      1.61     6.19  332   645   54.72   41.12  41.74   90.46   59.66  35.81
50.01% to 55.00%                116      21,816,229.44      0.94     6.20  339   643   50.95   53.05  52.98   92.35   55.54  36.42
55.01% to 60.00%                162      31,506,534.09      1.35     6.27  342   642   56.96   58.16  58.42   95.08   58.42  36.73
60.01% to 65.00%                241      49,437,022.29      2.12     6.30  347   630   54.16   62.93  63.27   92.71   51.78  39.12
65.01% to 70.00%                486     105,345,651.28      4.52     6.34  351   627   54.45   68.50  69.33   91.77   39.77  37.96
70.01% to 75.00%                659     161,170,882.22      6.92     6.38  352   630   46.36   73.84  76.64   94.05   34.32  38.17
75.01% to 80.00%              4,512   1,020,663,182.73     43.83     6.20  354   659   53.74   79.73  93.35   96.02   15.91  40.13
80.01% to 85.00%              1,033     218,835,038.65      9.40     6.67  353   621   67.24   84.27  84.32   91.61   30.43  39.01
85.01% to 90.00%              1,317     292,866,117.49     12.58     6.70  352   635   68.73   89.49  89.25   90.86   24.41  39.71
90.01% to 95.00%              1,026     193,731,146.33      8.32     7.16  343   639   73.88   94.66  94.39   93.66   21.79  40.78
95.01% to 100.00%             3,097     195,618,713.27      8.40     9.90  201   667   55.02   99.86  99.77   97.78   89.55  40.39
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

COMBINED LOAN-TO-VALUE RATIOS
..

                           NUMBER OF                    PERCENT OF                     FULL
     COMBINED              MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
LOAN-TO-VALUE RATIOS         LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
--------------------       ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
50.00% or less                  240      36,867,107.91      1.58     6.19  332   644   55.50   41.00  40.78   90.28   58.86  35.58
50.01% to 55.00%                118      22,013,408.56      0.95     6.20  338   644   49.45   53.13  52.87   92.42   54.64  36.31
55.01% to 60.00%                165      31,618,527.62      1.36     6.27  340   637   60.49   58.26  57.99   95.10   63.38  37.20
60.01% to 65.00%                242      49,224,171.65      2.11     6.31  348   630   55.77   63.07  62.82   93.24   50.45  39.08
65.01% to 70.00%                468      99,239,155.29      4.26     6.33  349   627   53.78   68.65  68.35   91.11   43.11  37.67
70.01% to 75.00%                593     136,080,799.73      5.84     6.37  352   625   49.70   73.70  73.55   93.07   39.11  38.03
75.01% to 80.00%              1,399     291,524,565.28     12.52     6.40  351   637   59.34   79.30  79.00   91.54   38.88  38.85
80.01% to 85.00%              1,026     220,027,116.35      9.45     6.66  353   622   67.18   83.97  83.98   91.85   30.11  39.26
85.01% to 90.00%              1,366     316,332,880.55     13.58     6.66  352   638   66.29   88.42  89.25   91.26   23.20  39.55
90.01% to 95.00%              1,260     258,750,962.77     11.11     6.95  347   642   65.61   90.81  94.44   94.58   18.79  40.75
95.01% to 100.00%             6,016     866,871,443.78     37.23     6.97  321   668   52.72   84.37  99.74   97.87   25.08  40.57
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

DOCUMENTATION

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
   DOCUMENTATION             LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
   -------------           ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
Full                          7,201   1,228,208,869.88     52.75     6.60  341   638  100.00   82.54  87.85   95.38   31.54  40.35
Streamlined                   2,393     361,785,101.81     15.54     7.35  323   679       -   84.03  98.34   97.62   22.21  41.33
Stated                        1,476     334,022,270.17     14.34     6.55  348   645       -   75.43  75.54   91.35   34.89  38.57
Limited                         897     196,126,153.70      8.42     6.63  340   645       -   83.56  90.11   91.22   26.40  36.60
FULL-ALT                        527     127,968,166.50      5.50     6.54  341   646  100.00   83.15  88.74   88.35   30.40  37.11
Lite                            399      80,439,577.43      3.45     6.85  337   651       -   82.89  90.63   94.18   23.25  37.18
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

LOAN PURPOSE

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
  LOAN PURPOSE               LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
  ------------             ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
Purchase                      6,415   1,025,276,132.00     44.03     6.90  330   666   50.70   84.18  95.61   93.60   22.90  40.02
Refinance - Cashout           4,541     922,745,740.66     39.63     6.60  346   631   63.48   80.36  82.46   94.77   34.34  39.49
Refinance - Rate Term         1,937     380,528,266.83     16.34     6.52  346   634   65.86   79.37  81.23   95.47   37.32  39.03
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

OCCUPANCY

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
     OCCUPANCY               LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
     ---------             ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
Primary                      12,094   2,197,445,551.95     94.37     6.71  338   645   58.45   81.91  88.31  100.00   30.09  39.78
Second Home                     269      41,741,578.31      1.79     6.78  337   684   46.97   83.42  90.28       -   22.80  39.09
Investment                      530      89,363,009.23      3.84     6.85  351   670   58.29   80.54  80.45       -   25.57  36.57
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

PROPERTY TYPE

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
 PROPERTY TYPE               LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
 --------------            ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
Single Family Detached        9,270   1,651,349,045.02     70.92     6.73  339   643   58.42   81.77  87.65   95.75   31.34  39.62
Townhouse                         3       1,498,295.55      0.06     5.81  357   687   46.72   81.23  81.19  100.00    -     29.76
Condo                         1,243     205,671,845.25      8.83     6.60  336   658   55.52   82.97  91.35   93.06   22.67  39.43
2-4 Family                      586     140,657,723.23      6.04     6.77  342   667   49.44   79.87  84.20   80.47   32.84  39.56
Manufactured Housing            136      15,531,945.05      0.67     6.63  346   642   66.72   76.26  76.03   94.15   44.64  38.48
Planned Unit Development      1,655     313,841,285.39     13.48     6.73  337   650   62.65   82.96  90.31   94.20   24.33  40.08
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER OF                    PERCENT OF                     FULL
STATE DISTRIBUTIONS OF     MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
 MORTGAGED PROPERTIES        LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
----------------------     ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
Arizona                         426      50,057,873.28      2.15     7.00  336   638   62.92   84.07  92.05   87.10   26.22  38.06
Arkansas                         11         741,893.02      0.03     7.70  355   621   67.90   81.52  81.23   72.26   68.68  35.36
California                    6,134   1,395,715,224.72     59.94     6.50  338   654   55.55   81.06  87.84   95.14   28.89  39.66
Colorado                        208      29,400,495.34      1.26     6.81  336   640   63.04   83.67  92.22   93.63   23.04  39.57
Connecticut                     134      25,337,741.71      1.09     6.62  341   629   57.86   79.80  82.09   93.86   38.34  40.44
Delaware                         14       2,080,102.67      0.09     7.32  315   641   78.84   86.42  90.61   92.33   63.76  43.87
District of Columbia             28       4,584,566.26      0.20     7.11  348   642   41.15   75.68  78.72   76.87   32.27  37.41
Florida                         650      83,962,256.21      3.61     7.15  341   629   63.80   83.28  87.37   88.73   33.70  39.41
Georgia                         171      17,881,333.54      0.77     7.47  336   654   57.79   85.24  94.16   94.17   19.20  39.64
Idaho                            68       7,430,483.21      0.32     7.11  340   632   79.27   86.96  93.53  100.00   40.03  40.51
Illinois                        459      66,160,700.58      2.84     7.03  342   641   60.02   84.68  90.33   96.21   20.76  39.94
Indiana                          63       6,374,520.81      0.27     7.15  343   615   87.19   86.43  89.70   85.83   26.02  40.06
Iowa                              7         599,972.82      0.03     8.12  336   624   52.84   87.13  92.19  100.00   20.48  36.20
Kansas                           30       2,493,342.27      0.11     7.70  339   643   66.70   85.82  93.09  100.00   26.15  37.54
Kentucky                         33       2,571,682.90      0.11     8.05  332   591   81.75   83.82  89.33   96.81   30.72  40.86
Louisiana                       263      22,765,413.05      0.98     7.51  333   624   70.19   84.70  89.03   93.88   42.96  39.07
Maine                            12       1,119,727.43      0.05     6.66  354   616  100.00   79.69  80.52   80.38   19.26  35.51
Maryland                        476      78,911,126.35      3.39     6.98  342   632   69.54   84.27  88.43   94.96   28.26  40.11
Massachusetts                   133      25,580,272.30      1.10     6.78  335   642   55.79   81.18  87.68   97.67   32.07  42.77
Michigan                        152      15,450,909.77      0.66     7.84  344   618   73.62   84.66  89.94   90.18   16.42  38.78
Minnesota                        37       8,006,752.45      0.34     6.66  354   622   63.37   83.69  84.17   97.93   22.53  38.96
Mississippi                      30       2,410,900.63      0.10     8.12  349   600   71.72   85.81  89.05   95.76   18.10  35.88
Missouri                         59       5,285,870.92      0.23     7.36  330   647   61.90   83.73  95.40   97.71   15.12  41.73
Montana                          70       7,797,209.50      0.33     7.25  340   629   57.08   82.76  89.60   95.43   40.03  39.97
Nevada                          271      45,609,566.55      1.96     7.00  336   654   54.25   83.19  91.22   81.86   19.21  40.15
New Hampshire                    27       3,620,280.88      0.16     6.61  324   630   65.69   80.44  87.96   97.03   45.14  41.09
New Jersey                      127      25,982,437.79      1.12     6.88  351   626   60.49   82.06  83.66   95.54   25.49  38.24
New Mexico                       18       3,318,519.61      0.14     7.55  343   634   68.89   86.58  91.62   92.54   53.60  42.11
New York                        427     104,132,454.16      4.47     6.69  346   637   53.32   79.83  82.63   93.71   42.01  40.79
North Carolina                  117      12,106,662.81      0.52     7.73  342   612   76.62   86.26  91.87   91.80   25.04  40.50
North Dakota                      1         238,397.15      0.01     6.90  357   723  100.00  100.00  99.75  100.00       -  23.00
Ohio                            110      12,152,046.45      0.52     7.23  343   612   84.26   87.62  91.18   94.82   21.38  37.30
Oklahoma                         49       4,150,240.55      0.18     7.61  335   618   71.25   86.07  90.90   97.96   41.40  37.33
Oregon                           79       9,983,577.06      0.43     6.85  341   629   62.21   83.08  88.10   96.00   32.21  41.17
Pennsylvania                    239      28,318,929.56      1.22     7.16  338   617   72.44   84.21  86.31   95.00   43.72  38.45
Rhode Island                     55       8,079,015.68      0.35     6.81  344   632   77.00   79.22  83.13   96.74   31.38  38.37
South Carolina                   40       3,402,610.29      0.15     7.97  333   629   61.21   84.50  89.56  100.00   32.01  42.38
South Dakota                      1         107,636.92         -     5.50  357   628  100.00   52.68  52.51  100.00       -  44.00
Tennessee                       108      10,471,857.39      0.45     7.49  346   625   81.02   88.50  88.53   88.73   35.80  37.31
Texas                           764      81,091,262.15      3.48     7.27  332   634   55.75   82.35  88.33   95.13   43.70  38.79
Utah                             37       3,535,598.32      0.15     6.73  337   641   55.34   83.42  92.10   96.48   15.37  37.95
Vermont                           7       1,194,549.75      0.05     7.20  355   611   52.92   68.91  68.65   58.35   13.82  34.58
Virginia                        476      73,999,743.48      3.18     7.08  335   647   55.48   83.18  91.01   97.36   23.06  40.22
Washington                      186      25,378,415.80      1.09     6.58  341   657   72.26   82.37  89.12   94.46   32.54  37.75
West Virginia                     7         305,820.88      0.01     7.76  289   658   80.42   86.44  99.76  100.00   66.95  39.26
Wisconsin                        74       7,934,161.50      0.34     7.00  337   659   71.40   84.33  93.61   96.32   22.72  39.02
Wyoming                           5         715,983.02      0.03     6.93  356   618  100.00   91.60  91.29  100.00   40.69  40.98
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

REMAINING  MONTHS TO STATED MATURITY

      RANGE OF             NUMBER OF                    PERCENT OF                     FULL
REMAINING MONTHS TO        MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
  STATED MATURITY            LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
-------------------        ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
109 to 120                        1          63,443.50         -     6.50  116   663       -   35.14  34.29  100.00  100.00  30.00
157 to 168                        3          93,194.39         -    11.40  167   675       -  100.00  99.83  100.00  100.00  45.06
169 to 180                    3,419     215,214,580.25      9.24     9.76  176   664   51.33   94.90  94.76   96.84   99.95  40.19
229 to 240                       30       4,296,079.66      0.18     6.47  236   639   78.54   77.23  76.55  100.00  100.00  43.39
337 to 348                        6         866,672.53      0.04     7.42  347   621   27.64   81.40  83.77   89.95       -  34.07
349 to 360                    9,434   2,108,016,169.16     90.53     6.41  356   645   58.92   80.56  87.39   94.11   22.49  39.58
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

PRODUCT TYPE

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
    PRODUCT TYPE             LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
    ------------           ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
Fixed - 10 Year                   1          63,443.50         -     6.50  116   663       -   35.14  34.29  100.00  100.00  30.00
Fixed - 15 Year                 310      33,683,876.89      1.45     6.78  176   651   57.73   71.25  70.64   91.02  100.00  38.72
Fixed - 20 Year                  30       4,296,079.66      0.18     6.47  236   639   78.54   77.23  76.55  100.00  100.00  43.39
Fixed - 30 Year               2,331     474,049,160.47     20.36     6.52  356   656   65.93   77.52  79.29   94.61  100.00  39.12
ARM - 6 Month                    11       2,746,543.38      0.12     6.86  355   660   19.60   85.44  88.24   82.67       -  41.35
ARM - 2 Year/6 Month          6,232   1,418,102,359.90     60.90     6.41  356   640   55.80   81.64  90.57   94.34       -  39.85
ARM - 3 Year/6 Month            410      86,390,838.57      3.71     6.37  356   630   60.65   81.30  84.74   92.92       -  39.45
ARM - 5 Year/6 Month            457     127,691,848.51      5.48     5.95  356   670   67.11   79.35  83.84   90.68       -  38.42
Balloon Loans                 3,111     181,525,988.61      7.80    10.32  176   666   50.09   99.29  99.24   97.92  100.00  40.46
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                       12,893   2,328,550,139.49    100.00     6.72  339   647   58.24   81.88  88.05   94.37   29.79  39.64
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

PERIODIC RATE CAPS

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
PERIODIC RATE CAPS           LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
------------------         ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
0.50%                             3         640,669.64      0.04     6.13  356   553  100.00   73.07  72.80  100.00       -  35.49
1.00%                         7,089   1,630,831,263.46     99.75     6.37  356   642   56.84   81.45  89.75   93.95       -  39.71
1.50%                            17       3,395,299.79      0.21     6.87  355   606   64.85   83.16  85.64  100.00       -  44.14
3.00%                             1          64,357.47         -     9.00  356   554  100.00   75.00  74.83  100.00       -  45.00
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                        7,110   1,634,931,590.36    100.00     6.38  356   642   56.88   81.45  89.74   93.96       -  39.72
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

MAXIMUM MORTGAGE RATES

                           NUMBER OF                    PERCENT OF                     FULL
RANGE OF MAXIMUM           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
 MORTGAGE RATES              LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
----------------           ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
11.500% or less                 373     112,537,401.56      6.88     4.84  356   697   77.99   78.93  91.10   97.33       -  38.37
11.501% to 12.000%              771     218,469,863.54     13.36     5.35  356   670   68.78   79.22  90.45   95.89       -  39.31
12.001% to 12.500%            1,337     352,929,178.55     21.59     5.86  356   656   56.81   80.40  89.71   95.32       -  39.22
12.501% to 13.000%            1,353     322,214,908.00     19.71     6.33  356   644   51.49   81.35  90.03   93.83       -  40.48
13.001% to 13.500%            1,337     290,386,394.39     17.76     6.82  356   628   48.72   82.87  90.05   92.47       -  39.93
13.501% to 14.000%              746     149,603,124.32      9.15     7.30  356   614   49.68   83.02  89.31   92.73       -  39.68
14.001% to 14.500%              671     117,949,814.82      7.21     7.80  356   596   54.61   83.95  87.82   91.38       -  40.56
14.501% to 15.000%              275      40,866,794.37      2.50     8.29  356   580   61.32   84.02  86.81   87.77       -  39.76
15.001% to 15.500%              152      18,610,998.09      1.14     8.77  356   573   59.23   86.50  88.19   89.04       -  39.86
15.501% to 16.000%               56       6,452,144.80      0.39     9.23  355   555   84.46   84.88  86.41   95.76       -  40.61
16.001% to 16.500%               29       3,168,832.31      0.19     9.70  356   540   78.16   84.65  85.05   96.84       -  38.69
16.501% to 17.000%                7       1,174,301.93      0.07     9.43  355   564   76.77   84.72  84.48   96.60       -  39.96
17.001% to 17.500%                2         238,897.03      0.01    10.87  355   519       -   73.34  73.00  100.00       -  40.00
17.501% to 18.000%                1         328,936.65      0.02     5.63  357   584  100.00   79.52  79.26  100.00       -  54.00
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                        7,110   1,634,931,590.36    100.00     6.38  356   642   56.88   81.45  89.74   93.96       -  39.72
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----

GROSS MARGINS

                           NUMBER OF                    PERCENT OF                     FULL
                           MORTGAGE        CURRENT       MORTGAGE                       ALT                    OWN    FIXED
RANGE OF GROSS MARGINS       LOANS         BALANCE         POOL      WAC   WAM  FICO    DOC     LTV   CLTV     OCC    RATE    DTI
----------------------     ---------       -------      ----------   ---   ---  ----   ----     ---   ----     ---    -----   ---
1.001% to 1.500%                  2         265,394.18      0.02     8.43  356   533       -   85.00  84.79  100.00       -  34.87
3.001% to 3.500%                  4       1,071,096.47      0.07     5.03  356   675   62.12   79.56  93.91  100.00       -  45.17
3.501% to 4.000%                 25       8,307,983.19      0.51     4.87  356   695   83.07   79.05  90.21   95.34       -  39.66
4.001% to 4.500%                108      31,820,646.28      1.95     5.14  356   681   67.58   76.32  84.91   97.49       -  36.89
4.501% to 5.000%                959     255,208,459.88     15.61     5.64  356   666   66.65   79.40  92.23   95.68       -  39.71
5.001% to 5.500%              1,161     295,682,428.87     18.09     5.87  356   658   64.07   79.63  90.89   95.46       -  39.39
5.501% to 6.000%              1,365     330,481,789.66     20.21     6.24  356   643   52.11   80.10  88.39   94.57       -  39.56
6.001% to 6.500%              1,477     339,454,712.94     20.76     6.61  356   635   46.72   82.00  89.28   92.69       -  40.11
6.501% to 7.000%                964     196,448,812.76     12.02     7.04  356   618   53.46   84.94  89.34   92.42       -  40.00
7.001% to 7.500%                520      90,756,359.90      5.55     7.40  356   616   58.55   86.02  89.33   92.07       -  40.07
7.501% to 8.000%                466      76,671,538.17      4.69     7.85  356   599   60.22   86.12  88.53   90.58       -  39.58
8.001% to 8.500%                 41       5,540,347.39      0.34     8.51  356   577   78.17   87.24  87.53   84.88       -  42.16
8.501% to 9.000%                 14       2,614,676.69      0.16     9.22  355   572   45.80   85.29  85.79   91.71       -  43.79
9.001% to 9.500%                  4         607,343.98      0.04     8.64  356   538  100.00   87.18  87.51  100.00       -  40.70
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----
TOTAL:                        7,110   1,634,931,590.36    100.00     6.38  356   642   56.88   81.45  89.74   93.96       -  39.72
                             ------   ----------------    ------     ---------   ---   -----   -----  -----   -----   -----  -----